Exhibit 99.1

United Airlines Investor Day November 19, 2013

Agenda

Presentation	Executive presenter
Opening	**Jeff Smisek**, Chairman, President & CEO
Operations & revenue ➢ Followed by Q&A panel	**Jim Compton**, Vice Chairman & Chief Revenue Officer **Greg Hart**, SVP Technical Operations
Break	
Product, ancillary revenue & loyalty ➢ Followed by Q&A panel	**Jeff Foland**, EVP Marketing, Technology and Strategy **Scott Wilson**, VP eCommerce & Merchandising
Break	
Finance ➢ Followed by Q&A panel	**John Rainey**, EVP & Chief Financial Officer
Closing ➢ Followed by Q&A	**Jeff Smisek**, Chairman, President & CEO

2

UNITED

Safe Harbor Statement Certain statements included in this release are forward -looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward -looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward -looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward -looking statements. Additionally, forward -looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward -looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward -looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward -looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize ournet operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions byour labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Item 1A, Risk Factors, of UAL’s Annual Report on Form 10-K, as well as other risksand uncertainties set forth from time to time in the reports we file with the SEC. 3

Jeff Smisek Chairman, President and CEO

United has transformed Industry -leading Working together network culture Customer and investor oriented Consistently profitable Improving service and Leading passenger and product ancillary revenue Investable for the long term 5

Committed to running a great airline and improving returns Consistently Industry—Competitive Great Increased reliable leading unit product customer efficiency operations revenue offering service 6

United is flyer-friendly throughout the entire travel experience World-wide Airport-friendly friendly Seating- Onboard-friendly friendly 7

Making our digital tools more user-friendly 8

Working together culture Putting the customer first, always Investing in tools and recurring training for our employees Creating customer service standards Measuring employee service against standards to increase accountability Empowering and listening to our employees Reaching responsible joint collective bargaining agreements 9

Improving the quality and efficiency of everything we do Fuel Maintenance Productivity Sourcing Distribution consumption Implementing a $2B annual cost savings program 10

Creating long-term shareholder value Customers Increasing quality and efficiency Investing in our fleet, product Investors and technology Employees Expanding earnings Communities Generating free cash flow we serve 11

Jim Compton Vice Chairman & Chief Revenue Officer

Committed to running a great airline and improving returns Increase Expand Leverage Deliver Improve value operational industry leading benefits of new reliability of network efficiency unit revenue aircraft 13

Operational investments have paid off On-time departures (D:0) YOY mainline on-time arrival improvement Implemented new arrival (year-to-date) 1 and departure procedures to reduce aircraft turn times 3.8 pts. 3Q12 1Q13 3Q13 Enhanced boarding On-time boarding process and new agent interface to improve speed and experience 3Q12 1Q13 3Q13 Maintenance delays (%) Implemented programs to improve fleet reliability (0.1 pts.) United Industry 3Q12 1Q13 3Q13 ex-UAL 1: 2013 year-to-date through November 10, 2013 14

Driving efficiency throughout the operation Network optimization Airport experience Maintenance reliability Enhancing tools to improve Expanding self-service Broadening preventative tactical decision making and technologies maintenance programs of fleet reduce fuel burn Modernizing airport Migrating to single Longer term, optimizing block infrastructure maintenance technology times to improve utilization platform 15

Improving maintenance practices Increasing maintenance touchpoints and Fleet health capabilities across the network SFO maintenance Developing a world-class facility by base aligning work with core competencies transformation Implement lean Reducing variability and increasing practices quality to reduce cost Appropriately allocating spare-part Supply chain inventory and aggressively managing management vendors 16

Right part in the right place at the right time Average duration of parts-driven Measuring supply chain performance by out of service event tracking bin levels for critical parts (hours) No-go empty spare part inventory bins ~(15%) (monthly average) ~(60%) 1Q 2013 2Q 2013 3Q 2013 Jan Mar May Jul Sep Nov 17

World -class network is unmatched in scope and scale Global Advantageous Business -centric Balance reach geography More flights to more Ideally located hubs #1 carrier in top five Leadership position destinations around spread across the U.S. business in all entities and the globe than any U.S.in key markets geographically other airline international diverse revenue gateways stream #1 #1 #1 #2 North America Pacific Atlantic Latin America Note: Rankings by calendar year 2013 ASMs; source: OAG 18

Offering New York customers the most flights worldwide, with the only true connecting hub

Most flights

New York daily departures


451
417
207
United
Delta
American

Highest yielding

New York yield
(cents)


15.6
14.5
United
Industry ex-United

Best corporate presence

New York corporate revenue share


37%
33%
+4pt
United actual share
United fair share

Sources: OAG schedule for calendar year 2013, Superset for TME 2Q13 and PRISM industry database for TME 2Q13
Note: New York includes JFK, LGA and EWR

19

UNITED

San Francisco is the premier gateway to the Pacific 10 of Fortune 100 headquartered Business—in Bay Area centric #2 U.S. destination for corporate travel spend Most affluent U.S. metropolitan Valuable, loyal area customer base Most top-tier MileagePlus members 300 daily flights to 90 destinations Largest west Most non-stop Pacific destinations coast hub Source: PRISM industry database for TME 2Q13, U.S. Census Bureau 20

United is the best positioned carrier to China Non-stop service from five U.S. Weekly departures Routes gateways, more than any airline 77 11 First U.S. carrier with non-stop service to China beyond Beijing and Shanghai 49 7 Best connectivity Single-stop connectivity from China to over 130 U.S. destinations Connect to over 90 Chinese cities through STAR Alliance partner Air China United All other United All other US carriers US carriers combined combined Source: October 2013 OAG schedule 21

Capacity discipline is central to our strategy United’s capacity declined nearly 2% per year since 2008, more than 2x industry average United’s capacity vs. U.S. GDP growth (year-over-year) Long-term 2.5% 2.8% 2.5% capacity outlook 1.8% 1.5% 1%-2% 1.1% Annual capacity growth below GDP, or 1% -2% over next 4 years (0.3%) (0.2%) (1.5%) (1.2%) Expect consolidated (2.3%) (2.8%) fleet count to remain roughly flat between 1,250 and 1,300 aircraft (6.4%) 2008 2009 2010 2011 2012 2013E 2014E GDP Sources: SEC filings and IHS Global Insight United consolidated capacity Note: 2008 –2010 data is pro forma 22

Taking actions to grow our unit revenue premium Trailing twelve months PRASM (adjusted to industrylength of haul) Investing in revenue United management +14.9% +14.3% Improving value of A4A network +16.8% industry +14.7% Leveraging new aircraft Creating high quality corporate partnerships 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 Industry #1 #1 Rank: Source: SEC filings Note: 2010 data is pro forma 23

Investing in our revenue management Made phased recalibrations to demand forecast Recent actions Leveraging no-show/cancellation rate data to optimize booking levels Creating functionality to better Long-term optimize most profitable investments connecting routing Incorporating ancillary revenue opportunities into demand forecast Making the right investments to improve yield mix and revenue premium 24

Transforming Pacific network to meet demand for non -stop service Non-stop passengers to Asia United intra-Asia capacity Realigning intra-Asia and (average per day) (million ASMs per month) non-core flights +~40% (31%) (53%) 7,700 226 Launching non-stop service: San Francisco to Taipei San Francisco to Chengdu 5,400 156 Second daily Houston to Tokyo Leveraging joint venture partners 106 to preserve connectivity Eliminating or down-gauging beyond -Tokyo service to Bangkok, Hong Kong, Taipei and Seoul 1999 2013 1999 2013 2014E Ending Seattle to Tokyo Sources: OAG August 2013 Schedule, MIDT Database 25

Using 787 efficiency improvements to unlock profitable new markets Right sizes capacity and Opens valuable new increases efficiency route opportunities 275 250 Margin Operating Seats 225 2 Class 767-300 200 3 Class 767-300 175 0% 5% 10% 15% 5,500 6,000 6,500 7,000 7,500 8,000 8,500 9,000 Relative Trip Cost Improvement Range (miles) Note: Operating margin reflects operating performance of 787 on select market 26

Regional fleet restructuring will enhance service and improve efficiency and profitability Improved 26 additional seats Regional fleet mix1 revenue Ancillary revenue opportunities 28% Large RJs Increased Replaces less efficient 50 seat RJs 41% (70-76 seats) efficiency 10%+ fuel efficiency improvement 6% Large props 6% (71 seats) Greater Bettermatch capacity with demand flexibility 500 milerange improvement 66% Other 53% (50 seats) Customer United First and Economy Plus pleasing Widerseats and aisles 2013 2015E 1: Mix of regional aircraft 50 seats and larger 27

United’s network and assets are the best for corporate customers Best network for Growing quality partnerships business travelers Fair market share of total corporate revenue Leveraging JV relationships to grow share in partners’ home markets Share premium Increasing compliance and efficiency of corporate contracts Generating corporate loyalty at the traveler level United United OA actual industry share average Fair share Source: PRISM industry database for TME 2Q13 28

Making meaningful investments in our tools, network, fleet and product to expand our revenue Grow high quality Invest in revenue Improve value Leverage benefits corporate management tools of network of new aircraft partnerships 29

Q&A Jim Compton Vice Chairman & Chief Revenue Officer Pete McDonald Executive Vice President & Chief Operations Officer Greg Hart Senior Vice President Technical Operations Brian Znotins Vice President Network

Jeff Foland Executive Vice President Marketing, Technology & Strategy Scott Wilson Vice President Merchandising & eCommerce

Making return -driven investments Route Customer Reliability Product Loyalty network service 33

Improving the experience we deliver on the ground Efficiency New mobile app Easy bag self-tagging Intuitive kiosks Modernized United Clubs Enhanced boarding layout Convenience 34

Enhancing our industry -leading options in the air Flatbed seats Economy Plus Slimline seats Seating Expanded food New interiors Onboard and beverage environment for sale 35

Enabling the connected aircraft by rolling out global satellite -fed Wi-Fi More bandwidth Works on trans-oceanic flights Content and pricing flexibility Foundation for numerous customer service and reliability initiatives Rolling out 1 per day, largely complete in 2014 36

Providing professional, ever -improving customer service throughout the entire experience Standards, Established specific customer service training, and standards tools Trained more than 43,000 employees on investments those standards Rolled out employee technology tools Will continue to invest in employee development Consistent Conducting independent service delivery excellence reviews to ensure consistent and constantly improving delivery of great customer service 37

Digital investments drive significant financial returns and improve customer experience WiFi Mobile Kiosk Revenue Experience Efficiency 39

Focus was to first elevate our technology infrastructure … From reliance on silo platforms and To a modern architecture with greater “spaghetti” code flexibility and timeliness Presentation Applications (Logic) Data 40

…and then to deliver a coordinated set of digital customer touchpoints from the ground up Web Mobile Clear Customizable Touch-friendly Performance -focused Kiosk 41

Our mobile centricity has made us the industry leader Current mobile app usage Visits (000s) Downloads (M) 300 Average daily visits 8 7 250 Cumulative downloads 6 200 5 150 4 3 100 2 50 1 0 0 Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct 2012 2013 Over 7M total downloads 94% of customers revisit United’s app post-download ~80% of all flight status checks occur via mobile 42

Last week we introduced the new United mobile app… 43

…giving customers more control and United more opportunity 44

Following soon will be our new website

These investments will improve upon our strong e-commerce financial performance to date Ticket penetration through Distribution cost per Ancillary revenue via direct digital channels booking digital channels +~25% +~4x (~50%) 1 20101 2013E 2010 2013E All channels United.com ex. website 1: 2010 results are pro-forma 46

Developing a strong and growing portfolio of high -margin ancillary products and services Unbundling New products Optimization Checked bags Streaming Premier access United Club entertainment Meals Onboard Wi-Fi Flexibility Premium cabin upsell 47

Not only are we optimizing our existing products … More extra legroom seats in Economy Plus per seat revenue 1 Economy than any other airline reflects optimization efforts +20% +30% Demand Dynamic pricing optimization Distribution Offer targeting 2012 2013E 2014E expansion 1: Economy Plus revenue per available Economy Plus seat 48

…but we will also stimulate ancillary growth through new offerings and smart bundling Static bundles Dynamic bundles Popular products, mass market Customizable offers to deliver right product to right person Faster time to market Leverage “big data” to offer smarter, targeted offers Bundle well-recognized and Bundle maximum perceived frequently purchased products value from high margin products 49

Expect to continue steadily growing ancillary revenue, providing better choice and experience to our customers Ancillary revenue Comprehensive and ($B) relevant portfolio $3.5+ Dynamic pricing +7%CAGR capabilities $2.8 $2.4 $2.5 $2.2 Powerful and nimble technology platforms Expand availability 1 through other channels 2010 2011 2012 2013E 2017E 1: 2010 results are pro-forma 50

Engaging customers and creating value with the world’s most rewarding loyalty program Most members Most earn options Most redemption options Leading program Most exclusive status Significant 1 Retain and grow high value value airline customer base creation 2 Create high-margin revenue through smart use of our assets 52

Advancing loyalty program to better align benefits with customer value 2012 2014 Near-term Introduced Further Merged Realigned minimum revenue differentiate MileagePlus Premier benefits requirements for earning, rewards & OnePass by frequent flyer Premier level and benefits by programs tier qualification customer value 53

Partnering with premier brands that provide great benefits for our customers and value for United RewardsPlus Reciprocal elite status w/ Marriott among elite members of both programs Improved points transfers Mercedes—Improved service for Benz highest value customers with tarmac transfers Discounts and mileage earn on new car purchases 54

Growing high margin revenue with expanded use of mileage currency and data Grow co-brand card Expand MileagePlus Expand use of data for portfolio loyalty network marketing optimization Increase direct to Build innovative new Partner with innovative customer mileage sales products ventures 55

Continuing to grow the world’s leading co-brand credit card portfolio Presence in 15 countries Card spend increased 35% and active card members increased 16% over last 3 years Continuing to improve card portfolio and features Successful new launches in Mexico and Japan 56

Executing our strategy to deliver strong customer experience and margin growth Quality product and Strong customer Leading channels service engagement 57

Q&A Jeff Foland Executive Vice President Marketing, Technology & Strategy Tom O’Toole Senior Vice President Marketing & Loyalty Scott Wilson Vice President eCommerce & Merchandising

John Rainey Executive Vice President & Chief Financial Officer

Improving long-term shareholder value Reduce annual costs Increase earnings by 2-4x by $2B Balance free cash Improve capital structure flow allocation 61

Expect to achieve $2 billion in annual cost savings by 2017


UNITED

Fuel consumption ~$1B

- Benefit from new aircraft and winglets that are 10 – 20% more efficient



Maintenance ~$100M

- Realign work with core competencies and implement lean practices



Productivity ~$500M

- Improve efficiency and deploy self-service technology


7806 Electric

Sourcing ~$150M

- Reduce sourcing costs through total cost of ownership



Distribution ~$100M

- Shift traffic mix towards optimal distribution channels

62

UNITED

Fuel efficiency to drive $1 billion in annual savings by 2017 Aircraft to be replaced 10-20% more over next 4 years efficient aircraft 16.3 13.3 2013E gal/1,000 ASM gal/1,000 ASM 2017E 16.0 14.9 gal/1,000 ASM gal/1,000 ASM Winglets & operational Remaining aircraft initiatives 15.9 15.2 gal/1,000 ASM gal/1,000 ASM 7% improvement in fuel efficiency vs. 2013 63

Despite modest capacity growth, expect 2017 maintenance expense to be lower than 2013 Maintenance CASM (cents) 10 -15% improvement Newaircraft 0.75 0.76 ~0.65 Preventative maintenance programs Improved qualitythrough lean practices 2013E 2014E 2017E 64

Consistent, annual improvements in productivity drive 15% -20% improvement by 2017 Labor productivity (ASMs1/FTE) Aligning staffing with workload 15% –20% improvement Implementing best sourcing initiatives 2.94 2.91 Increasing quality of our processes Reducing defects in our work Investing in technology and tools employees and customers use 2012 2013E 2017E 1: Consolidated ASMs in millions 65

Expect 2014 CASM ex -fuel to grow between 1 and 2% YOY 8.0% 6.0%—6.5% 6.0% 2010 -2013 Expect 4.0% 3.4% avg. CASM 2015 – 2017 ex-fuel growth 2 non -fuel unit 2.0% 2.0% 1.7% 1% -2% costs to grow less than 0.0% inflation -2.0% 1 2010 2011 2012 2013E 2014E YOY capacity growth YOY CASM ex-fuel 2 1: 2010 data is pro forma 2: CASM ex-fuel numbers also exclude profit sharing, third party business expense and special charges 66

Our cash flow allocation continues to evolve 2010 2013 2014 Future High-return product and technology Integration investment Debt reduction Balance sheet optimization Product & infrastructure investments Allocate capital to shareholders Metered, disciplined fleet replacement 67

Cash flow priorities Maintain adequate liquidity Make metered and disciplined capital investments Reduce business risk through debt / pension management Generate sufficient cash to compensate shareholders 68

Our fleet strategy takes into account three financial objectives Consistent, manageable levels of capital investment Earnings / cash flow generation ROIC over asset life 69

Inconsistent aircraft investment resulted in concentrated fleet age Aircraft replacement cost by fleet age ($B) Historic peaks and troughs of profitability lead to large, cyclical aircraft orders Accelerating and deferring certain aircraft replacement to smooth Smoothing aircraft replacement cost capital investment Consistency and transparency are good for investors Aircraft age 1 3 5 7 9 11 13 15 17 19 21 23 25 70

Replacing aircraft to improve earnings and cash flow Annual per aircraft benefit of replacing B757-200 with B737-900ER ($M) $2M+ Revenue Fuel Maintenance Landing Ownership 737-900ER fees advantage 71

Aircraft replacement ROIC example Replace w/ B737-900ER now Retain B757-200 In 5 years, replace w/ B737-MAX9 Improvement in average ROIC (in pts) ROIC ~15 ~7 Replace w/ In 5 years, B737-900ER replace w/ now B737-MAX9 Years 72

Extending the Airbus fleet to smooth capital expenditures A319/A320 fleet exit planning 40 year per exiting aircraft 20 of Number Making a modest investment to defer 0 ~$3B of capital expenditures 2016E 2017E 2018E 2019E 2020E Installing slimline seats, larger Replacement plan without Airbus investment overhead bins, satellite Wi-Fiand Replacement plan with Airbus investment streaming video 73

Fleet plan Firm mainline aircraft deliveries 36 6 32 25 26 10 Average: 25 2 AC per year 6 16 15 30 24 6 22 Expect to keep fleet count roughly 19 14 flat for planning horizon at ~700 9 B787 mainline aircraft 2 B737 2012 2013E 2014E 2015E 2016E 2017E 74

Long -term capital investment plan Expect 2014 capexof $2.9B -$3.1B 2014 -2017 average capex of $2.8B -$3.0B Aircraft replacement accounts for ~65% of total capex 75

Improving balance sheet Total debt outstanding 1 ($B) $25.9 $23.8 Current level of debt is very manageable $20.1 $19.0 $19 EETCs are highly efficient sources of aircraft funding $1.2B average annual scheduled $15 debt and capital lease payments through 2017 2 2 2006 2009 2012 2013E 2017E 1: Includes aircraft rent capitalized at 7x 2: 2006 and 2009 data is pro forma Note: Estimates assume all new aircraft are financed 76

Pension obligation is manageable Unfunded pension liability Estimated annual pension cash contribution ($B) ($M) $2.4 ~$275 Expect to fund $1.8 $1.8 ~$125M -$150M annually in excess $1.5 of minimum ~$160 requirement from 2014 to 2018 Excess funding reduces 2019 funding tail risk 1 2010 2011 2012 3Q13 2014 -2018 2019 average At year end 1: 2010 data is pro forma Notes: Contribution amounts reflect median expected level 77

Despite de -risking the business, airline multiples still lag those of other industries Price to earnings ratio Expanding our multiple 17.7x 17.2x Stabilized industry Consistent level of earnings 10.5x Maintaining adequate liquidity Metered capital investment Reducing financial leverage and Industrials Rails United pension tail risk Note: P/E Ratio data is based on Nov. 12, 2013 close data (trailing 30 day average) and next twelve month consensus estimates; other industry P/E ratios include only S&P 500 companies Source: Thomson One 78

Path to improving long-term shareholder value Reduce costs by $2B, resulting in CASM ex-fuel growth less than inflation Increase pre-tax earnings 2–4x Generate ROIC of at least 10% Reduce business risk through manageable debt and pension obligations Generate sufficient cash to begin allocating capital to shareholders by 2015 79

Q&A John Rainey Executive Vice President & Chief Financial Officer John Gebo Senior Vice President Financial Planning & Analysis Gerry Laderman Senior Vice President Finance & Treasurer

Jeff Smisek Chairman, President and CEO